From
                                                               EXHIBIT 10.6
[LOGO] CHEMICAL                  ----------------------    Previously rec'd
                                       CHECKED BY          & checked
                                                               9-9-95
Chemical Bank                    ----------------------         /s/ DJ
270 Park Avenue
New York, NY 10017-2070          ----------------------    -------------------
                                     DOCUMENTATION               RECEIVED
                                      [ILLEGIBLE]               [ILLEGIBLE]
Date:          March 2, 1995     DERIVATIVES OPERATIONS         [ILLEGIBLE]
                                 ----------------------    -------------------
To:            The Houston Exploration Company

Attention:     Jim Westmoreland

Facsimile No.  (713) 652-4017

c.c.:          Tom Powers, Brooklyn Union Gas Company

Facsimile No.  (718) 488-1781

Re:            Commodity Swap Transaction - Cash-Settled (Our Reference
               No. 102021)

THIS SHALL AMEND AND RESTATE OUR CONFIRMATION TO YOU DATED FEBRUARY 21, 1995

Ladies and Gentlemen:

     The purpose of this letter agreement is to set forth the terms and conditions of the commodity swap transaction entered into between us on the Trade Date referred to below (the "Transaction"). It constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below.

     The definitions and provisions contained in the 1993 ISDA Commodity Derivatives Definitions (the "1993 Definitions"), and in the 1991 ISDA Definitions (the "1991 Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), are incorporated into this Confirmation. In the event of any inconsistency between the 1993 Definitions and the 1991 Definitions, the 1993 Definitions will govern, and in the event of any inconsistency between the 1993 Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that
(i) it is duly authorized to enter into this Transaction and to perform its obligations hereunder; and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

     1. This Confirmation supplements, forms a part of, and is subject to, the Interest Rate and Currency Exchange Agreement in the form published by ISDA (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver an Interest Rate and Currency Exchange Agreement (in the form published by ISDA). Upon execution and delivery by you and us of that agreement (the "Master Agreement") (i) this Confirmation shall supplement, form a part of, and be subject to the Master Agreement and (ii) all provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

     2. The terms of the Transaction to which this Confirmation relates are as follows:

Notional Quantity per Calculation
  Period: The amount set forth for such Calculation Period on the amortization schedule attached hereto

Commodity:                               Natural Gas

Trade Date:                              February 17, 1995

Effective Date:                          March 1, 1995

Termination Date:                        November 30, 1997

Calculation Periods:                     Each calendar month during the Term of
                                         this Transaction

Payment Dates:                           Five Business Days following the
                                         determination of the Floating Price for
                                         each Calculation Period

FIXED AMOUNT DETAILS:

  Fixed Price Payer:                     Chemical Bank, London Office
                                         ("Chemical")

  Fixed Price:                        USD 1.745

FLOATING AMOUNT DETAILS:

  Floating Price Payer:               The Houston Exploration Company
                                      ("Counterparty")

  Commodity Reference Price:          NATURAL GAS-NYMEX

  Specified Price:                    Arithmetic average of the closing
                                      settlement price for the First Nearby
                                      Month Futures Contract for each Pricing
                                      Date in the relevant Calculation Period

  Pricing Dates:                      The last three scheduled trading dates
                                      (as set forth on the amortization
                                      schedule attached hereto), subject to
                                      revision by the NYMEX, for the First
                                      Nearby Month Futures Contract for each
                                      Calculation Period

  Alternate Commodity Reference
  Price:
          Commodity:                            Natural Gas
          Unit:                                 MMBtu dry
          Price Source:                         Inside FERC
          Currency:                             USD

  Specified Price:                    Price indicated under "Henry Hub Cash
                                      Price"

  Pricing Date:                       The first Commodity Business Day of each
                                      Calculation Period

  Market Disruption:

       Market Disruption Event:       Price Source Disruption

       Disruption Fallbacks:          Fallback Reference Price
                                      Negotiated Fallback
                                      Commodity Reference Dealers

Business Days:                    New York Business Days and London
                                  Business Days

Calculation Agent:                Chemical

Credit Support Document:          None

Payments to Chemical:             Chemical Bank, New York
                                  A/C Chemical Bank, London
                                  A/C No. 400800063
                                  Ref.: Swaps

Payments to Counterparty:         [Please provide]

Other provisions:                 Counterparty agrees to deliver to
                                  Chemical an opinion of counsel in form
                                  and substance satisfactory to Chemical.

                                  Chemical and Counterparty each hereby
                                  represent to the other that:

                                  (a) it is an "eligible swap participant" as that term is defined in 17 C.F.R. 35.1(b)(2);

                                  (b) it will enter into the Master
                                  Agreement and has entered into this
                                  Transaction in conjunction with its line of business (which may include financial intermediation services);

                                  (c) the material terms of the Master
                                  Agreement and this Transaction will be,
                                  or have been, as the case may be,
                                  individually tailored and negotiated and the creditworthiness of the other party was a material consideration into its entering into the Agreement and this Transaction;

                                      (d) solely with respect to Counterparty, it is a producer, processor, or commercial user of, or a merchant handling, the commodity which is the subject of this Transaction, or the products or byproducts thereof, and that it is entering into this Transaction solely for purposes related to its business as such; and

                                      (e) solely with respect to Chemical, it
                                      was the offeror of this Transaction and
                                      that Chemical offered to enter into the
                                      Master Agreement with Counterparty and
                                      initiated their trading relationship.

Legal and Out-of-Pocket Expenses:     For each party's own account.

Governing Law:                        The laws of the State of New York

     Each party has entered into this Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Transaction, any subsequent actions relating to this Transaction or any other matters relating to this Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via facsimile an executed copy of this Confirmation to the attention of Paul Kelly (facsimile no. (071) 777-4764; telephone no. (071) 777-3168) or (ii) sending a telex to Paul Kelly (telex no. 898371, answer back:
CHEMBK G) substantially to the following effect: "We acknowledge receipt of your facsimile dated March 2, 1995 with respect to a Transaction with your reference no. 102021 and confirm that such facsimile correctly sets forth the terms of our agreement relating to the Transaction described therein. By (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

     Chemical is pleased to have concluded this transaction with you.

                                            Very truly yours,

                                            CHEMICAL BANK

                                            By:  /s/ THOMAS D. GROS
                                                 -------------------------------
                                                 Thomas D. Gros
                                                 Vice President

Accepted and confirmed as
of the date first written:

THE HOUSTON EXPLORATION COMPANY


By:  /s/ JIM WESTMORELAND
     ----------------------------
     Name:  Jim Westmoreland
     Title: VP & Controller

                        THE HOUSTON EXPLORATION COMPANY

                  COMMODITY SWAP TRANSACTION REFERENCE 102021


- -------------------------------------------------------------------
                                CALCULATION               NOTIONAL
                              PERIOD/DELIVERY             QUANTITY
PRICING DATES                      MONTH                  MMBTU DRY
- -------------------------------------------------------------------
February 16, 1995               March, 1995                424,000
February 17, 1995
February 21, 1995
- -------------------------------------------------------------------
March 21, 1995                  April, 1995                423,000
March 22, 1995
March 23, 1995
- -------------------------------------------------------------------
April 19, 1995                   May, 1995                 422,000
April 20, 1995
April 21, 1995
- -------------------------------------------------------------------
May 19, 1995                     June, 1995                421,000
May 22, 1995
May 23, 1995
- -------------------------------------------------------------------
June 20, 1995                    July, 1995                420,000
June 21, 1995
June 22, 1995
- -------------------------------------------------------------------
July 20, 1995                   August, 1995               419,000
July 21, 1995
July 24, 1995
- -------------------------------------------------------------------
August 22, 1995                September, 1995             418,000
August 23, 1995
August 24, 1995
- -------------------------------------------------------------------
September 19, 1995              October, 1995              417,000
September 20, 1995
September 21, 1995
- -------------------------------------------------------------------
October 20, 1995               November, 1995              416,000
October 23, 1995
October 24, 1995
- -------------------------------------------------------------------

                        THE HOUSTON EXPLORATION COMPANY

                  COMMODITY SWAP TRANSACTION REFERENCE 102021


- -------------------------------------------------------------------
                                CALCULATION               NOTIONAL
                              PERIOD/DELIVERY             QUANTITY
PRICING DATES                      MONTH                  MMBTU DRY
- -------------------------------------------------------------------
November 17, 1995               December, 1995              415,000
November 20, 1995
November 21, 1995
- -------------------------------------------------------------------
December 18, 1995               January, 1996               360,000
December 19, 1995
December 20, 1995
- -------------------------------------------------------------------
January 22, 1996                February, 1996              347,000
January 23, 1996
January 24, 1996
- -------------------------------------------------------------------
February 20, 1996               March, 1996                 334,000
February 21, 1996
February 22, 1996
- -------------------------------------------------------------------
March 20, 1996                  April, 1996                 321,000
March 21, 1996
March 22, 1996
- -------------------------------------------------------------------
April 18, 1996                  May, 1996                   308,000
April 19, 1996
April 22, 1996
- -------------------------------------------------------------------
May 20, 1996                    June, 1996                  295,000
May 21, 1996
May 22, 1996
- -------------------------------------------------------------------
June 19, 1996                   July, 1996                  282,000
June 20, 1996
June 21, 1996
- -------------------------------------------------------------------

                        THE HOUSTON EXPLORATION COMPANY

                  COMMODITY SWAP TRANSACTION REFERENCE 102021


- -------------------------------------------------------------------
                                CALCULATION               NOTIONAL
                              PERIOD/DELIVERY             QUANTITY
PRICING DATES                      MONTH                  MMBTU DRY
- -------------------------------------------------------------------
July 22, 1996                    August, 1996               269,000
July 23, 1996
July 24, 1996
- -------------------------------------------------------------------
August 20, 1996                September, 1996              256,000
August 21, 1996
August 22, 1996
- -------------------------------------------------------------------
September 19, 1996              October, 1996               243,000
September 20, 1996
September 23, 1996
- -------------------------------------------------------------------
October 22, 1996                November, 1996              230,000
October 23, 1996
October 24, 1996
- -------------------------------------------------------------------
November 18, 1996               December, 1996              217,000
November 19, 1996
November 20, 1996
- -------------------------------------------------------------------
December 16, 1996                January, 1997              215,000
December 17, 1996
December 18, 1996
- -------------------------------------------------------------------
January 21, 1997                February, 1997              213,000
January 22, 1997
January 23, 1997
- -------------------------------------------------------------------
February 18, 1997                 March, 1997               211,000
February 19, 1997
February 20, 1997
- -------------------------------------------------------------------

                        THE HOUSTON EXPLORATION COMPANY

                  COMMODITY SWAP TRANSACTION REFERENCE 102021


- -------------------------------------------------------------------
                                CALCULATION               NOTIONAL
                              PERIOD/DELIVERY             QUANTITY
PRICING DATES                      MONTH                  MMBTU DRY
- -------------------------------------------------------------------
March 20, 1997                  April, 1997               209,000
March 21, 1997
March 24, 1997
- -------------------------------------------------------------------
April 21, 1997                  May, 1997                 207,000
April 22, 1997
April 23, 1997
- -------------------------------------------------------------------
May 19, 1997                    June, 1997                205,000
May 20, 1997
May 21, 1997
- -------------------------------------------------------------------
June 19, 1997                   July, 1997                203,000
June 20, 1997
June 23, 1997
- -------------------------------------------------------------------
July 22, 1997                   August, 1997              201,000
July 23, 1997
July 24, 1997
- -------------------------------------------------------------------
August 19, 1997                 September, 1997           199,000
August 20, 1997
August 21, 1997
- -------------------------------------------------------------------
September 19, 1997              October, 1997             197,000
September 22, 1997
September 23, 1997
- -------------------------------------------------------------------
October 21, 1997                November, 1997            195,000
October 22, 1997
October 23, 1997
- -------------------------------------------------------------------


                        THE HOUSTON EXPLORATION COMPANY

                  COMMODITY SWAP TRANSACTION REFERENCE 102021


- -------------------------------------------------------------------
                                CALCULATION               NOTIONAL
                              PERIOD/DELIVERY             QUANTITY
PRICING DATES                      MONTH                  MMBTU DRY
- -------------------------------------------------------------------
November 17, 1997              December, 1997             193,000
November 18, 1997
November 19, 1997
- -------------------------------------------------------------------
